Exhibit 99.1

Contact:	Investors
Mary T. Conway
Conway Communications
1-781-772-1679
marytconway@comcast.net

SEACHANGE INTERNATIONAL REPORTS

PRELIMINARY SECOND QUARTER FISCAL 2019 RESULTS

ACTON, Mass. (August 21, 2018) –SeaChange International, Inc. (NASDAQ: SEAC) today announced preliminary second quarter fiscal 2019 results for the quarter ended July 31, 2018. For the period, on a preliminary basis, SeaChange expects revenue between $11.5 million and $12.5 million, compared to the Company’s prior guidance of $17 million to $19 million, a GAAP loss from operations of $0.22 to $0.20 per basic share, compared to prior guidance of a GAAP loss from operations of $0.08 to $0.04 per basic share, and a non-GAAP loss from operations of $0.20 to $0.15 per basic share, compared to prior guidance of a non-GAAP operating loss of $0.04 to $0.00 per basic share. In addition, as of July 31, 2018, the company held cash, cash equivalents, restricted cash and marketable securities of approximately $35 million, compared to approximately $49 million as of April 30, 2018. In addition to the cash used to fund operations, the change in cash during the second quarter reflected changes in working capital due to lower cash collections compared to the first fiscal quarter, and included one-time uses of cash related to the payment of bonuses earned in fiscal 2018 as well as cash paid for income taxes in the Netherlands.

These preliminary, unaudited results are based on management’s initial review of operations for the second quarter of fiscal 2019, and remain subject to completion of SeaChange’s normal quarterly closing and review procedures. The Company has determined that the second quarter results represent a triggering event requiring it to perform a valuation of its goodwill and other long-lived assets as of July 31, 2018. The outcome of that analysis could impact GAAP earnings per share for the second quarter. The Company plans to provide final second quarter fiscal 2019 results on Wednesday, September 5, 2018, with the issuance of a press release after market close, followed by a conference call at 5:00 pm ET that evening. The call can be accessed by dialing 877-407-8037 (U.S.) and 201-689-8037 (international) and via live webcast at www.investors.seachange.com. The webcast replay will be archived on the Events and Presentations page of investor relations section of the Company’s website at www.investors.seachange.com. At that time, the Company will provide an update of full year guidance and a reconciliation of GAAP to non-GAAP financial results for the second quarter of fiscal 2019. The Company is not currently able to provide a reconciliation of GAAP to non-GAAP for the preliminary results because the Company has not completed its normal quarterly closing.

Ed Terino, Chief Executive Officer, SeaChange, said, “In the second quarter, several factors contributed to lower revenue performance. First, a number of deals were delayed from the second quarter to the third quarter. Secondly, many of our revenue bookings in the second quarter came toward the end of the quarter, which limited the amount of revenue that we were able to recognize. Finally, as we introduced new products that are subscription-based, customers delayed purchasing decisions to evaluate the SaaS model. We are encouraged, however, by the interest among customers in these new product offerings and remain confident in their appeal to a broader set of potential customers.”

About SeaChange International

For 25 years, SeaChange (Nasdaq: SEAC) has pioneered solutions to help video providers around the world manage and monetize their content. As the video industry rapidly evolves to meet the “anytime, anywhere” demands of today’s viewers, SeaChange’s comprehensive content, business, advertising, and experience management solutions provide a mature, network-agnostic, cloud-enabled platform of scalable core capabilities that video service providers, broadcasters, content owners and brand advertisers need to create the personalized, indivisual™ experiences that drive viewer engagement and monetization. For more information, please visit www.seachange.com.

Safe Harbor Provision

Any statements contained in this press release that do not describe historical facts, including regarding anticipated results for the Company’s second fiscal quarter, including anticipated revenue, income from operations, cost savings and other financial matters, are neither promises nor guarantees and may constitute “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include words such as “preliminary,” “may,” “might,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “seeks,” “intends,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Numerous factors could cause actual future results to differ materially from current expectations expressed or implied by such forward-looking statements, including, without limitation, the following: the failure of revenue acceptance criteria in a given fiscal quarter; the cancellation or deferral of purchases of the Company’s products; the length of the Company’s sales cycles; failure to achieve our financial forecasts due to inaccurate sales forecasts or other factors, including due to expenses we may incur in fulfilling customer arrangements; the continued spending by the Company’s customers on video solutions and services and expenses we may incur in fulfilling customer arrangements; the success of our efforts to introduce SaaS-based multiscreen service offerings; the Company’s ability to successfully introduce new products or enhancements to existing products; the manner in which the multiscreen video and OTT markets develop; the Company’s transition to being a company that primarily provides software solutions; the Company’s ability to compete in the marketplace; any failure by the Company to respond to changing technology; measures taken to address the variability in the market for our products and services; the loss of or reduction in demand, or the return of product, by one of the Company’s large customers or the cancellation or deferral of purchases of the Company’s products; any decline in demand or average selling prices for our products and services; failure to manage product transitions; the impact of restructuring programs; the Company’s ability to manage its growth; the risks associated with international operations; the ability of the Company and its intermediaries to comply with the Foreign Corrupt Practices Act; foreign currency fluctuation; the Company’s ability to protect its intellectual property rights and the expenses that may be incurred by the Company to protect its intellectual property rights; an unfavorable result of current or future litigation relating to the Company’s intellectual property; content providers limiting the scope of content licensed for use in the video-on-demand and OTT market or other limitations in materials we use to provide our products and services; the Company’s ability to realize the benefits of completed or future acquisitions; the impact of acquisitions, divestitures or investments made by the Company; the Company’s ability to raise additional funds through capital markets on favorable terms and in a timely manner; the Company’s ability to access sufficient funding to finance desired growth and operations; the performance of the companies in which the Company has made equity investments; any impairment of the Company’s assets; the impact of changes in the market on the value of our investments; changes in the regulatory environment; the Company’s ability to hire and retain highly skilled employees; the ability of the Company to manage and oversee the outsourcing of engineering work; additional tax liabilities to which the Company may be subject; possible adjustments to estimates resulting from the new tax legislation; any breach of the Company’s security measures and customer data or our data being obtained unlawfully; service interruptions or delays from our third-party data center hosting facilities; disruptions to the Company’s information technology systems; uncertainties of regulation of Internet and data traveling over the Internet; the volatility of our stock; actions that may be taken by significant stockholders; if securities analysts do not publish favorable research or reports about our business; our use of non-GAAP reporting; change in accounting standards; any weakness in the Company’s internal controls over financial reporting; the Company’s use of estimates in accounting for the Company’s contracts; the performance of the Company’s third-party vendors; the Company’s entry into fixed price contracts and the related risk of cost overruns; the risks associated with purchasing material components from sole suppliers and using a limited number of third-party manufacturers; terrorist acts, conflicts, wars and geopolitical uncertainties; and the Company’s Delaware anti-takeover provisions. These risks and other risk factors that could cause actual results to differ from those anticipated are detailed in various publicly available documents filed by the Company from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2018. Any forward-looking statements should be considered in light of those risk factors. The Company cautions readers not to rely on any such forward-looking statements, which speak only as of the date they are made. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

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